UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 09, 2023

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive
Goleta, California		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Execution of Transition Agreement and Release with former Executive Vice President, Chief Commercial Officer

As previously reported by Inogen, Inc. (the “Company”) in its Current Report on Form 8-K filed July 31, 2023, the Company and George Parr, Executive Vice President and Chief Commercial Officer of the Company, mutually agreed that Mr. Parr would separate from the Company on or before July 31, 2023.

On August 9, 2023, the Company executed a transition agreement and release (the “Transition Agreement”) with Mr. Parr, effective as of July 31, 2023.

The Transition Agreement provides that subject to (i) Mr. Parr executing the Transition Agreement and not revoking it during the revocation period and (ii) his fulfillment of all of the terms and conditions of the Transition Agreement, the Company will continue to pay his base salary for a period of 12 months and reimburse him for the premium payments he makes for COBRA coverage in an amount equal to the Company-paid portion for such benefits as of immediately before the date his employment terminates for a period of up to 12 months (or taxable monthly payments for the equivalent period in the event the Company determines that the COBRA subsidy could violate applicable law). Under the Transition Agreement Mr. Parr agrees that the consideration received represents settlement of all outstanding obligations owed to him, including any severance obligations under his employment agreement, and agrees to release the Company from all claims arising through the date of execution of the Transition Agreement, except for obligations under the Transition Agreement or claims that cannot be released as a matter of law).

The summary of Mr. Parr’s Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement. The Transition Agreement is filed herewith as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Severance Agreement and Release between the Company and George Parr, dated July 31, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date:	August 11, 2023	By:	/s/ Kristin Caltrider
Kristin Caltrider Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)